Exhibit 99.2

FINANCIAL SUPPLEMENT
FIRST QUARTER 2020

THE HANOVER INSURANCE GROUP
FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Business Descriptions...........................................................................................	1
Financial Highlights...............................................................................................	2
Consolidated Financial Statements
Income Statements...........................................................................................	3
Balance Sheets................................................................................................	4
GAAP Underwriting Results
Consolidated....................................................................................................	5-6
Commercial Lines.............................................................................................	7-8
Personal Lines.................................................................................................	9-10
Investments
Net Investment Income and Yields....................................................................	11
Investment Portfolio..........................................................................................	12
Credit Quality and Duration of Fixed Maturities.................................................	13
Top 25 Corporate and Municipal Fixed Maturity Holdings..................................	14
Reconciliation of Operating Income to Net Income (Loss)...................................	15
Other Information
Non-GAAP Financial Measures.........................................................................	16
Corporate Information.......................................................................................	17
Market and Dividend Information.......................................................................	17
Financial Strength and Debt Ratings................................................................	17

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property. Commercial automobile policies are often written in conjunction with other commercial lines.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies. Workers' compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of management and professional liability, which covers primarily commercial professional, management and medical liability; marine, which includes inland and ocean marine, and insures businesses against physical losses to property; Hanover Programs, which includes coverage to markets where there are specialty coverage or risk management needs related to groups of similar businesses; specialty industrial and commercial property, which provides insurance to small and medium-sized chemical, paint, solvent and other manufacturing and distribution companies; monoline general liability, which covers bodily injury, property damage and personal injury arising from products sold or accidents occurring on premises or operations; surety, which provides businesses with contract surety coverage in the event of a failure to perform or pay claims and coverage related to fiduciary or regulatory obligations; and other commercial lines, which includes umbrella, fidelity and crime.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured's vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (excluding flood), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft and other miscellaneous coverages.

OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; holding company and other expenses and a discontinued voluntary pools business.

THE HANOVER INSURANCE GROUP
FINANCIAL HIGHLIGHTS

	Q1	Q2	Q3	Q4	Q1
(In millions, except earnings per share)	2019	2019	2019	2019	2020 (1)
PREMIUMS
Gross premiums written	$1,226.3	$1,271.5	$1,385.8	$1,234.9	$1,288.9

Net premiums written	1,098.0	1,137.8	1,242.9	1,103.0	1,136.9

Net premiums earned	1,095.1	1,111.0	1,124.1	1,144.3	1,141.4

EARNINGS
Operating income before interest and taxes	$109.8	$107.0	$126.3	$110.5	$117.1
Operating income after taxes	80.7	77.7	93.0	80.2	86.8

Income (loss) from continuing operations	122.6	85.0	111.2	110.2	(38.7)

Net income (loss)	122.4	74.0	118.9	109.8	(40.0)

PER SHARE DATA (DILUTED)

Operating income after taxes	$1.96	$1.88	$2.31	$2.01	$2.23

Income (loss) from continuing operations	2.98	2.06	2.77	2.77	(1.01)

Net income (loss)	2.97	1.79	2.96	2.76	(1.04)

Dilutive weighted average shares outstanding	41.2	41.2	40.2	39.8	38.9

Basic weighted average shares outstanding	40.6	40.7	39.6	39.2	38.3

BALANCE SHEET
	March 31	June 30	September 30	December 31	March 31
(In millions, except per share data)	2019	2019	2019	2019	2020

Total assets	$11,983.4	$12,159.9	$12,627.2	$12,490.5	$12,277.4
Total loss and loss adjustment expense reserves	5,381.6	5,478.5	5,550.5	5,654.4	5,724.9
Total shareholders' equity	2,927.0	2,941.1	3,086.8	2,916.2	2,736.6
Total shareholders' equity, excluding net unrealized appreciation
(depreciation) on fixed maturity investments, net of tax	2,836.3	2,748.8	2,851.5	2,700.2	2,603.8

Property and Casualty Companies
Statutory surplus	$2,301.1	$2,249.7	$2,347.8	$2,470.2	$2,420.2
Premium to surplus ratio	1.92:1	1.98:1	1.93:1	1.85:1	1.91:1

Book value per share	$71.95	$74.39	$78.01	$75.94	$72.05
Book value per share, excluding net unrealized appreciation
(depreciation) on fixed maturity investments, net of tax	$69.72	$69.52	$72.06	$70.32	$68.55
Tangible book value per share (total book value excluding goodwill
and intangibles)	$66.67	$69.30	$72.94	$70.74	$66.81

Shares outstanding	40.7	39.6	39.6	38.4	38.0

Total debt/equity	22.3%	22.2%	21.6%	22.4%	25.9%
Total debt/total capital	18.2%	18.2%	17.8%	18.3%	20.5%

(1) Operating income per share metrics are calculated using diluted shares outstanding. Income (loss) from continuing operations and net income (loss) per share metrics are calculated using basic shares outstanding due to antidilution.

THE HANOVER INSURANCE GROUP
CONSOLIDATED INCOME STATEMENTS

	Three Months ended March 31
(In millions)	2020	2019	% Change

REVENUES
Premiums earned	$1,141.4	$1,095.1	4.2
Net investment income	69.6	70.2	(0.9)
Net realized and unrealized investment gains (losses):
Net realized gains (losses) from sales and other	3.1	(0.4)	N/M
Net change in fair value of equity securities	(136.2)	48.6	N/M
Impairment losses on investments	(28.5)	-	N/M
Total net realized and unrealized investment gains (losses)	(161.6)	48.2	N/M
Fees and other income	6.8	6.0	13.3
Total revenues	1,056.2	1,219.5	(13.4)

LOSSES AND EXPENSES
Losses and loss adjustment expenses	728.2	699.6	4.1
Amortization of deferred acquisition costs	236.9	229.5	3.2
Interest expense	9.4	9.4	-
Other operating expenses	135.6	132.4	2.4
Total losses and expenses	1,110.1	1,070.9	3.7

Income (loss) from continuing operations before income taxes	(53.9)	148.6	N/M
Income tax expense (benefit)	(15.2)	26.0	N/M
	\
Income (loss) from continuing operations	(38.7)	122.6	N/M

Discontinued operations (net of taxes):
			-
Sale of Chaucer business	-	0.9	N/M

Loss from Chaucer business	-	(0.3)	N/M

Loss from discontinued life businesses	(1.3)	(0.8)	N/M

Net income (loss)	$(40.0)	$122.4	N/M

THE HANOVER INSURANCE GROUP
CONSOLIDATED BALANCE SHEETS

	March 31	December 31
(In millions, except per share data)	2020	2019	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $6,493.7 and $6,452.2)	$6,625.0	$6,687.1	(0.9)
Equity securities, at fair value	447.0	575.7	(22.4)
Other investments	755.5	733.2	3.0
Total investments	7,827.5	7,996.0	(2.1)
Cash and cash equivalents	143.9	215.7	(33.3)
Accrued investment income	51.5	53.0	(2.8)
Premiums and accounts receivable, net	1,271.0	1,260.4	0.8
Reinsurance recoverable on paid and unpaid losses and unearned premiums	1,820.4	1,814.0	0.4
Deferred acquisition costs	465.7	467.4	(0.4)
Deferred income tax asset	3.2	-	N/M
Goodwill	178.8	178.8	-
Other assets	417.3	402.4	3.7
Assets of discontinued businesses	98.1	102.8	(4.6)
Total assets	$12,277.4	$12,490.5	(1.7)

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$5,724.9	$5,654.4	1.2
Unearned premiums	2,421.0	2,416.7	0.2
Expenses and taxes payable	512.0	627.7	(18.4)
Deferred income tax liability	-	51.8	N/M
Reinsurance premiums payable	58.5	53.4	9.6
Debt	707.5	653.4	8.3
Liabilities of discontinued businesses	116.9	116.9	-
Total liabilities	9,540.8	9,574.3	(0.3)

SHAREHOLDERS' EQUITY
Preferred stock, par value $0.01 per share;
20.0 million shares authorized; none issued	-	-	-
Common stock, par value $0.01 per share; 300.0 million shares
authorized; 60.5 million shares issued	0.6	0.6	-
Additional paid-in capital	1,861.6	1,837.3	1.3
Accumulated other comprehensive income	70.6	152.6	(53.7)
Retained earnings	2,344.9	2,410.9	(2.7)
Treasury stock at cost (22.5 million and 22.1 million shares)	(1,541.1)	(1,485.2)	3.8
Total shareholders' equity	2,736.6	2,916.2	(6.2)
Total liabilities and shareholders' equity	$12,277.4	$12,490.5	(1.7)

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended March 31

	2020				2019

	Commercial	Personal			Commercial	Personal
(In millions, except percentage data)	Lines	Lines	Other	Total	Lines	Lines	Other	Total

Gross premiums written	$830.5	$458.4	$-	$1,288.9	$779.5	$446.8	$-	$1,226.3

Net premiums written	$707.6	$429.3	$-	$1,136.9	$677.4	$420.6	$-	$1,098.0

Net premiums earned	$675.9	$465.5	$-	$1,141.4	$652.4	$442.7	$-	$1,095.1

Losses and LAE:

Current accident year, excluding catastrophe losses	413.7	278.6	-	692.3	384.0	275.9	-	659.9

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(3.7)	(1.6)	3.3	(2.0)	(7.5)	7.5	0.3	0.3

Current accident year catastrophe losses	27.1	10.8	-	37.9	23.9	29.0	-	52.9

Prior accident year unfavorable (favorable) catastrophe loss development	(3.3)	3.3	-	-	(13.5)	-	-	(13.5)

Total losses and LAE	433.8	291.1	3.3	728.2	386.9	312.4	0.3	699.6

Amortization of deferred acquisition costs and other underwriting expenses	231.7	130.3	-	362.0	228.8	124.6	-	353.4
			-
GAAP underwriting profit (loss)	10.4	44.1	(3.3)	51.2	36.7	5.7	(0.3)	42.1

Net investment income	46.4	20.3	2.9	69.6	44.3	19.7	6.2	70.2

Other income	2.4	2.7	1.7	6.8	2.0	2.8	1.2	6.0

Other operating expenses	(4.6)	(2.2)	(3.7)	(10.5)	(2.8)	(1.4)	(4.3)	(8.5)

Operating income (loss) before income taxes	$54.6	$64.9	$(2.4)	$117.1	$80.2	$26.8	$2.8	$109.8

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	61.2%	59.8%	N/M	60.7%	58.8%	62.3%	N/M	60.3%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.5)%	(0.3)%	N/M	(0.2)%	(1.1)%	1.7%	N/M	-

Current accident year catastrophe losses	4.0%	2.3%	N/M	3.3%	3.7%	6.6%	N/M	4.8%

Prior accident year unfavorable (favorable) catastrophe loss development	(0.5)%	0.7%	N/M	-	(2.1)%	-	N/M	(1.2)%
Total loss and LAE ratio	64.2%	62.5%	N/M	63.8%	59.3%	70.6%	N/M	63.9%

Expense ratio	34.0%	27.5%	N/M	31.4%	34.9%	27.6%	N/M	31.9%

Combined ratio	98.2%	90.0%	N/M	95.2%	94.2%	98.2%	N/M	95.8%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

	Q1	Q2	Q3	Q4	Q1
(In millions, except percentage data)	2019	2019	2019	2019	2020

Gross premiums written	$1,226.3	$1,271.5	$1,385.8	$1,234.9	$1,288.9

Net premiums written	$1,098.0	$1,137.8	$1,242.9	$1,103.0	$1,136.9

Net premiums earned	$1,095.1	$1,111.0	$1,124.1	$1,144.3	$1,141.4

Losses and LAE:

Current accident year, excluding catastrophe losses	659.9	658.5	669.8	708.0	692.3

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	0.3	(0.4)	0.3	(1.1)	(2.0)

Current accident year catastrophe losses	52.9	66.6	35.2	42.1	37.9

Prior accident year favorable catastrophe loss development	(13.5)	(7.0)	-	(7.0)	-

Total losses and LAE	699.6	717.7	705.3	742.0	728.2

Amortization of deferred acquisition costs and other underwriting expenses	353.4	353.6	360.0	363.6	362.0

GAAP underwriting profit	$42.1	$39.7	$58.8	$38.7	$51.2

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	60.3%	59.2%	59.6%	61.8%	60.7%

Prior accident year favorable reserve development, excluding catastrophe losses	-	-	-	(0.1)%	(0.2)%

Current accident year catastrophe losses	4.8%	6.0%	3.1%	3.7%	3.3%

Prior accident year favorable catastrophe loss development	(1.2)%	(0.6)%	-	(0.6)%	-

Total loss and LAE ratio	63.9%	64.6%	62.7%	64.8%	63.8%

Expense ratio	31.9%	31.5%	31.7%	31.4%	31.4%

Combined ratio	95.8%	96.1%	94.4%	96.2%	95.2%

Combined ratio, excluding catastrophe losses	92.2%	90.7%	91.3%	93.1%	91.9%

Current accident year combined ratio, excluding catastrophe losses	92.2%	90.7%	91.3%	93.2%	92.1%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended March 31

	2020					2019

	Multiple		Workers'			Multiple		Workers'
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total

Net premiums written	$234.9	$89.9	$96.9	$285.9	$707.6	$223.6	$85.8	$93.1	$274.9	$677.4

Net premiums earned	$227.3	$85.3	$82.8	$280.5	$675.9	$218.4	$84.9	$79.1	$270.0	$652.4

Losses and LAE:

Current accident year, excluding catastrophe losses	149.5	56.7	52.5	155.0	413.7	122.2	59.2	47.2	155.4	384.0

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	4.2	4.5	(7.2)	(5.2)	(3.7)	(4.0)	2.3	(4.5)	(1.3)	(7.5)

Current accident year catastrophe losses	17.6	0.1	-	9.4	27.1	18.0	0.3	-	5.6	23.9

Prior accident year unfavorable (favorable) catastrophe loss development	(3.0)	0.1	-	(0.4)	(3.3)	(8.6)	(0.2)	-	(4.7)	(13.5)

Total losses and LAE	168.3	61.4	45.3	158.8	433.8	127.6	61.6	42.7	155.0	386.9

Amortization of deferred acquisition costs and other underwriting expenses					231.7					228.8

GAAP underwriting profit					10.4					36.7

Net investment income					46.4					44.3

Other income					2.4					2.0

Other operating expenses					(4.6)					(2.8)

Operating income before income taxes					$54.6					$80.2
								.

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	65.8%	66.5%	63.4%	55.3%	61.2%	55.9%	69.8%	59.7%	57.6%	58.8%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	1.8%	5.3%	(8.7)%	(1.9)%	(0.5)%	(1.8)%	2.7%	(5.7)%	(0.5)%	(1.1)%

Current accident year catastrophe losses	7.7%	0.1%	-	3.3%	4.0%	8.2%	0.3%	-	2.0%	3.7%

Prior accident year unfavorable (favorable) catastrophe loss development	(1.3)%	0.1%	-	(0.1)%	(0.5)%	(3.9)%	(0.2)%	-	(1.7)%	(2.1)%
Total loss and LAE ratio	74.0%	72.0%	54.7%	56.6%	64.2%	58.4%	72.6%	54.0%	57.4%	59.3%

Expense ratio					34.0%					34.9%

Combined ratio					98.2%					94.2%

Change in policies in force	1.3%	(11.7)%	10.0%	2.1%	1.6%	9.8%	(9.6)%	9.9%	2.9%	4.8%

Retention	88.1%	79.8%	81.7%	N/M	85.3%	85.6%	77.6%	80.8%	N/M	82.7%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

	Q1	Q2	Q3	Q4	Q1
(In millions, except percentage data)	2019	2019	2019	2019	2020

Gross premiums written	$779.5	$749.5	$858.2	$740.1	$830.5

Net premiums written	$677.4	$644.7	$746.4	$638.7	$707.6

Net premiums earned	$652.4	$658.8	$663.5	$679.5	$675.9

Losses and LAE:

Current accident year, excluding catastrophe losses	384.0	382.7	385.0	403.4	413.7

Prior accident year favorable reserve development, excluding catastrophe losses	(7.5)	(4.0)	(5.6)	(11.6)	(3.7)

Current accident year catastrophe losses	23.9	28.3	21.3	34.3	27.1

Prior accident year unfavorable (favorable) catastrophe loss development	(13.5)	(5.3)	0.7	(6.5)	(3.3)

Total losses and LAE	386.9	401.7	401.4	419.6	433.8

Amortization of deferred acquisition costs and other underwriting expenses	228.8	228.0	231.7	234.6	231.7
	-
GAAP underwriting profit	$36.7	$29.1	$30.4	$25.3	$10.4

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	58.8%	58.1%	58.0%	59.4%	61.2%

Prior accident year favorable reserve development, excluding catastrophe losses	(1.1)%	(0.6)%	(0.8)%	(1.7)%	(0.5)%

Current accident year catastrophe losses	3.7%	4.3%	3.2%	5.1%	4.0%

Prior accident year unfavorable (favorable) catastrophe loss development	(2.1)%	(0.8)%	0.1%	(1.0)%	(0.5)%

Total loss and LAE ratio	59.3%	61.0%	60.5%	61.8%	64.2%

Expense ratio	34.9%	34.4%	34.7%	34.3%	34.0%

Combined ratio	94.2%	95.4%	95.2%	96.1%	98.2%

Combined ratio, excluding catastrophe losses	92.6%	91.9%	91.9%	92.0%	94.7%

Current accident year combined ratio, excluding catastrophe losses	93.7%	92.5%	92.7%	93.7%	95.2%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended March 31

	2020				2019

(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total

Net premiums written	$279.4	$137.6	$12.3	$429.3	$276.7	$133.6	$10.3	$420.6

Net premiums earned	$293.3	$159.2	$13.0	$465.5	$280.2	$151.7	$10.8	$442.7

Losses and LAE:

Current accident year, excluding catastrophe losses	196.6	77.1	4.9	278.6	197.5	73.9	4.5	275.9

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	2.9	(3.0)	(1.5)	(1.6)	6.3	-	1.2	7.5

Current accident year catastrophe losses	0.8	9.8	0.2	10.8	0.9	27.9	0.2	29.0

Prior accident year unfavorable catastrophe loss development	0.9	2.4	-	3.3	-	-	-	-

Total losses and LAE	201.2	86.3	3.6	291.1	204.7	101.8	5.9	312.4

Amortization of deferred acquisition costs and other underwriting expenses				130.3				124.6

GAAP underwriting profit				44.1				5.7

Net investment income				20.3				19.7

Other income				2.7				2.8

Other operating expenses				(2.2)				(1.4)

Operating income before income taxes				$64.9				$26.8

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	67.0%	48.4%	37.7%	59.8%	70.6%	48.7%	41.6%	62.3%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	1.0%	(1.9)%	(11.5)%	(0.3)%	2.2%	-	11.1%	1.7%

Current accident year catastrophe losses	0.3%	6.2%	1.5%	2.3%	0.3%	18.4%	1.9%	6.6%

Prior accident year unfavorable catastrophe loss development	0.3%	1.5%	-	0.7%	-	-	-	-
Total loss and LAE ratio	68.6%	54.2%	27.7%	62.5%	73.1%	67.1%	54.6%	70.6%

Expense ratio				27.5%				27.6%

Combined ratio				90.0%				98.2%

Change in policies in force	0.7%	1.6%	58.9%	3.3%	1.9%	2.6%	40.7%	3.3%
			.
Retention	82.0%	80.5%	N/M	81.6%	84.4%	82.8%	N/M	83.7%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

	Q1	Q2	Q3	Q4	Q1
(In millions, except percentage data)	2019	2019	2019	2019	2020

Gross premiums written	$446.8	$522.0	$527.6	$494.8	$458.4

Net premiums written	$420.6	$493.1	$496.5	$464.3	$429.3

Net premiums earned	$442.7	$452.2	$460.6	$464.8	$465.5

Losses and LAE:

Current accident year, excluding catastrophe losses	275.9	275.8	284.7	304.6	278.6

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	7.5	3.3	5.6	10.2	(1.6)

Current accident year catastrophe losses	29.0	38.3	13.9	7.8	10.8

Prior accident year unfavorable (favorable) catastrophe loss development	-	(1.7)	(0.7)	(0.5)	3.3

Total losses and LAE	312.4	315.7	303.5	322.1	291.1

Amortization of deferred acquisition costs and other underwriting expenses	124.6	125.6	128.3	129.0	130.3

GAAP underwriting profit	$5.7	$10.9	$28.8	$13.7	$44.1

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	62.3%	61.0%	61.8%	65.5%	59.8%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	1.7%	0.7%	1.2%	2.2%	(0.3)%

Current accident year catastrophe losses	6.6%	8.5%	3.1%	1.7%	2.3%

Prior accident year unfavorable (favorable) catastrophe loss development	-	(0.4)%	(0.2)%	(0.1)%	0.7%

Total loss and LAE ratio	70.6%	69.8%	65.9%	69.3%	62.5%

Expense ratio	27.6%	27.2%	27.4%	27.2%	27.5%

Combined ratio	98.2%	97.0%	93.3%	96.5%	90.0%

Combined ratio, excluding catastrophe losses	91.6%	88.9%	90.4%	94.9%	87.0%

Current accident year combined ratio, excluding catastrophe losses	89.9%	88.2%	89.2%	92.7%	87.3%

THE HANOVER INSURANCE GROUP
NET INVESTMENT INCOME AND YIELDS

	Q1	Q2	Q3	Q4	Q1
(In millions, except yields)	2019	2019	2019	2019	2020

Net Investment Income
Fixed maturities	$58.0	$57.8	$58.1	$58.5	$56.2
Limited partnerships	4.5	4.8	3.8	6.6	6.6
Mortgage loans	3.9	4.0	4.1	4.3	4.3
Equity securities	3.6	4.0	4.0	4.7	3.8
Other investments	2.1	1.1	1.0	1.1	0.9
Investment expenses	(1.9)	(2.1)	(2.2)	(2.5)	(2.2)
Total	$70.2	$69.6	$68.8	$72.7	$69.6

Pre-tax Yields
Fixed maturities	3.61%	3.57%	3.55%	3.56%	3.45%
Total	3.65%	3.67%	3.57%	3.72%	3.60%

Pre-tax yields represent annualized net investment income for the period divided by the monthly average invested assets at amortized cost, which excludes accumulated changes in fair value for fixed maturities and equity securities.

THE HANOVER INSURANCE GROUP
INVESTMENT PORTFOLIO
March 31, 2020

(In millions)
						Change in
	Weighted	Amortized			Net	Net
	Average	Cost	Fair Value/	% of	Unrealized	Unrealized
Investment Type	Quality	or Cost (1)	Carry Value	Total	Gain (Loss)	YTD

Fixed maturities:
U.S. Treasury and government agencies	AAA	$265.9	$286.2	3.6%	$20.3	$12.5
Foreign government	A+	4.2	4.5	0.1%	0.3	(0.1)
Municipals:
Taxable	AA	788.1	821.2	10.3%	33.1	7.9
Tax-exempt	AA	45.7	46.5	0.6%	0.8	(0.4)
Corporate:
NAIC 1	A	1,577.3	1,619.1	20.3%	41.8	(31.5)
NAIC 2	BBB	1,883.5	1,871.4	23.5%	(12.1)	(83.7)
NAIC 3 and below	BB-	282.0	273.8	3.4%	(8.2)	(21.0)
Total corporate	BBB+	3,742.8	3,764.3	47.2%	21.5	(136.2)
Asset-backed:
Residential mortgage-backed	AAA	913.5	956.9	12.0%	43.4	27.4
Commercial mortgage-backed	AAA	661.3	679.5	8.5%	18.2	(7.3)
Asset-backed	AA+	66.0	65.9	0.8%	(0.1)	(1.2)
Total fixed maturities	A+	6,487.5	6,625.0	83.1%	137.5	(97.4)
Equity securities		447.0	447.0	5.6%	-	-
Mortgage and other loans		459.4	459.4	5.8%	-	-
Other investments		296.1	296.1	3.7%	-	-
Total investments		7,690.0	7,827.5	98.2%	137.5	(97.4)
Cash and cash equivalents		143.9	143.9	1.8%	-	-
Total		$7,833.9	$7,971.4	100.0%	$137.5	$(97.4)

(1) Net of allowance for credit losses of $12.3 million.

THE HANOVER INSURANCE GROUP
CREDIT QUALITY AND DURATION OF FIXED MATURITIES
March 31, 2020

(In millions)

CREDIT QUALITY OF FIXED MATURITIES

	Rating Agency	Amortized	Fair	% of Total
NAIC Designation	Equivalent Designation	Cost (1)	Value	Fair Value

1	Aaa/Aa/A	$4,295.3	$4,453.4	67.2%
2	Baa	1,910.0	1,897.5	28.7%
3	Ba	156.1	152.2	2.3%
4	B	117.6	113.3	1.7%
5	Caa and lower	7.3	7.3	0.1%
6	In or near default	1.2	1.3	-
Total fixed maturities		$6,487.5	$6,625.0	100.0%

DURATION OF FIXED MATURITIES

		Amortized	Fair	% of Total
		Cost (1)	Value	Fair Value

	0-2 Years	$1,414.0	$1,436.9	21.7%
	2-4 Years	1,811.6	1,857.5	28.0%
	4-6 Years	1,631.9	1,664.5	25.1%
	6-8 Years	1,090.4	1,123.0	17.0%
	8-10 Years	416.9	410.0	6.2%
	10+ Years	122.7	133.1	2.0%
Total fixed maturities		$6,487.5	$6,625.0	100.0%
Weighted Average Duration		4.2

(1) Net of allowance for credit losses of $6.2 million.

THE HANOVER INSURANCE GROUP
TOP 25 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS
March 31, 2020

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	Ratings (1)
Truist Financial	$34.8	$35.5	0.45%	A-
Bank of America	26.7	28.2	0.35%	A-
PNC Bank	26.1	26.8	0.34%	A
US Bancorp	24.7	25.4	0.32%	A
Dominion Energy	24.0	24.6	0.31%	BBB+
Westpac Banking	23.5	23.7	0.30%	A+
Citigroup	23.0	23.0	0.29%	BBB+
MassMutual Global Funding II	22.4	23.1	0.29%	AA+
Goldman Sachs	22.4	23.3	0.29%	BBB
AvalonBay Communities	22.0	22.0	0.28%	A-
National Australia Bank	21.9	22.4	0.28%	AA-
Lockheed Martin	21.4	22.7	0.28%	A-
Kroger	21.2	22.1	0.28%	BBB
JP Morgan Chase	20.8	21.4	0.27%	A-
ERAC USA Finance	20.7	20.7	0.26%	A-
KeyCorp	20.7	21.0	0.26%	BBB+
CSX	20.6	21.7	0.27%	BBB+
Sempra Energy	20.1	20.3	0.25%	BBB+
Morgan Stanley	20.0	20.9	0.26%	BBB+
Sumitomo Mitsui	19.9	19.9	0.25%	A-
Bank of New York Mellon	19.8	20.3	0.25%	A
HSBC	19.7	19.9	0.25%	A-
PPL Corp.	19.7	19.9	0.25%	A-
Entergy	19.7	19.6	0.25%	BBB+
Charles Schwab	19.4	19.4	0.24%	A
Top 25 Corporate and Municipal Fixed	$555.2	$567.8	7.12%

(1) Represents nationally recognized rating agency sources.

THE HANOVER INSURANCE GROUP
RECONCILIATION OF OPERATING INCOME TO NET INCOME (LOSS)

	Three Months ended March 31
	2020		2019
(In millions, except per share data)	$	Per Share (1)	$	Per Share (Diluted)
OPERATING INCOME (LOSS)
Commercial Lines	$54.6		$80.2
Personal Lines	64.9		26.8
Other	(2.4)		2.8
Total	117.1		109.8

Interest expense	(9.4)		(9.4)

Operating income before income taxes	107.7	$2.77	100.4	$2.44

Income tax expense on operating income	(20.9)	(0.54)	(19.7)	(0.48)

Operating income after income taxes	86.8	2.23	80.7	1.96

Per share adjustment	-	0.04	-	-
Non-operating items:
Net realized gains (losses) from sales and other	3.1	0.08	(0.4)	(0.01)
Net change in fair value of equity securities	(136.2)	(3.56)	48.6	1.18
Impairment losses on investments	(28.5)	(0.74)	-	-
Income tax benefit (expense) on non-operating items	36.1	0.94	(6.3)	(0.15)
Income (loss) from continuing operations, net of taxes	(38.7)	(1.01)	122.6	2.98

Discontinued operations (net of taxes):

Sale of Chaucer business	-	-	0.9	0.02

Loss from Chaucer business	-	-	(0.3)	(0.01)

Loss from discontinued life businesses	(1.3)	(0.03)	(0.8)	(0.02)

NET INCOME (LOSS)	$(40.0)	$(1.04)	$122.4	$2.97

(1) Operating income metrics are calculated using diluted shares outstanding; non-operating items, income (loss) from continuing and discontinued operations and net income (loss) metrics are calculated using basic shares outstanding due to antidilution.

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company's non-GAAP measures include operating income before interest expense and taxes, total operating income after taxes, total operating income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of operating income and loss and combined ratios excluding catastrophe losses (catastrophe losses as discussed here and in all other measures include catastrophe loss development) and reserve development.

Operating income before interest expense and taxes is net income (loss), excluding interest expense on debt, income taxes and net realized and unrealized investment gains and losses, which includes changes in the fair value of equity securities still held because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and taxes is the sum of the operating income (loss) from: Commercial Lines, Personal Lines, and Other. After-tax operating income EPS (sometimes referred to as “after-tax operating income per share”) is also a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized and unrealized investment gains (losses), as well as results from discontinued operations and other non-operating items for a period divided by the average number of diluted shares of common stock.  The Hanover believes that measures of operating income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income (loss) attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to fixed maturity investments, net of tax, is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses on fixed maturities divided by the number of common shares outstanding.  Tangible book value per share is total shareholders' equity, excluding goodwill and intangible assets, divided by the number of common shares outstanding.

The Hanover also provides measures of operating income and loss ratios that exclude the effects of catastrophe losses.  A catastrophe is a severe loss, resulting from natural or manmade events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, severe winter weather, fire, explosions and terrorism. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income (loss) determined in accordance with GAAP. A reconciliation of income (loss) from continuing operations to operating income before interest expense and taxes and income (loss) from continuing operations per share to operating income after taxes per share for the three months ended March 31, 2020 and 2019 is set forth on page 15 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

Additional reconciliations are provided in the press release relating to the current period(s) financial results, which is available on the Company's website, www.hanover.com

CORPORATE OFFICES AND				INDUSTRY RATINGS AS OF April 28, 2020				TRANSFER AGENT
PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.					A.M.	Standard		Computershare Investor Services
440 Lincoln Street				Financial Strength Ratings	Best	& Poor's	Moody's	PO Box 505000
Worcester, MA 01653				The Hanover Insurance				Louisville, KY 40233-5000
				Company	A	A	A2	1-800-317-4454
The Hanover Insurance Company				Citizens Insurance Company
440 Lincoln Street				of America	A	A	-
Worcester, MA 01653
COMMON STOCK
Citizens Insurance Company of America					A.M.	Standard
808 North Highlander Way				Debt Ratings	Best	& Poor's	Moody's	Common stock of The Hanover Insurance Group, Inc. is traded
Howell, MI 48843				The Hanover Insurance Group, Inc.				on the New York Stock Exchange under the symbol "THG".
				Senior Debt	bbb+	BBB	Baa2
				Subordinated Debentures	bbb-	BB+	Baa3

MARKET AND DIVIDEND INFORMATION

The above ratings are accurate as of April 28, 2020, and may be revised, superseded or withdrawn by the respective rating agency at any time. For the most current information concerning the financial ratings of The Hanover Insurance Group and its subsidiaries, please visit the websites of the respective rating agencies.

INQUIRIES

The following tables set forth the high and low closing								Oksana Lukasheva
sales prices of our common stock and quarterly cash								Vice President
dividends for the periods indicated:								Investor Relations and Financial Planning and Analysis
(508) 855-2063
Quarter Ended	2020							olukasheva@hanover.com
	Price Range		Dividends
	High	Low	Per Share
March 31	$140.54	$83.67	$0.650

Quarter Ended	2019
	Price Range		Dividends
	High	Low	Per Share
March 31	$120.17	$108.54	$0.600
June 30	$128.90	$114.11	$0.600
September 30	$135.71	$127.20	$0.600
December 31	$139.27	$126.14	$0.650